                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 29, 2002
                                                           -------------


                   Bear Stearns Asset Backed Securities, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


     Delaware                   333-56242                13-3836437
--------------------------------------------------------------------------------
     (State or other           (Commission)             (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)



     383 Madison Avenue
     New York, NY                                           10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                   Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-4095


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuance of Asset Backed Certificates and/or Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a registration statement on Form S-3 (Registration File No. 333-56242) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Irwin Whole Loan Home Equity Trust 2002-A (the "Issuer") to issue $148,025,000 principal amount of Home Equity Loan-Backed Notes, Series 2002-A (the "Notes"), on June 20, 2002.

The Notes were issued pursuant to an Indenture, dated as of May 31, 2002, between the Issuer and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee"), in conjunction with (i) a Sale and Servicing Agreement, dated as of May 31, 2002, among the Depositor, Irwin Union Bank and Trust Company (the "Master Servicer" and "Originator"), the Issuer and the Indenture Trustee; (ii) an Administration Agreement, dated as of May 31, 2002, among the Issuer, the Indenture Trustee and the Master Servicer; and (iii) a Financial Guaranty Insurance Policy issued on June 20, 2002 by MBIA Insurance Corporation.

Capitalized terms not defined herein have the meanings assigned in Appendix A of the Indenture attached hereto as Exhibit 4.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               4.1    Indenture
               4.2    Sale and Servicing Agreement
               4.3    Administration Agreement
              10.1    Financial Guaranty Insurance Policy

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEAR STEARNS ASSET BACKED SECURITIES, INC.


                                     By: /s/ JONATHAN LIEBERMAN
                                         ----------------------------------
                                         Name:  Jonathan Lieberman
                                         Title:    Senior Managing Director


Date:  July 29, 2002

                                  EXHIBIT INDEX

Exhibit                        Description
-------                        -----------

4.1                            Indenture
4.2                            Sale and Servicing Agreement
4.3                            Administration Agreement
10.1                           Financial Guaranty Insurance Policy